JAMBA JUICE COMPANY Company Presentation January 2007 Exhibit 99.1

Safe Harbor Disclosure
This presentation includes "forward-looking statements" within the meaning of the federal securities laws, commonly identified by such terms as “looking ahead,”
“anticipates,” “estimates” and other terms with similar meaning. Although the
Company believes that the assumptions upon which the financial information and its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Important factors that could cause actual results to differ materially from the Company's projections and expectations are disclosed in the Company’s filings with the Securities and Exchange
Commission on Forms 10-K, 10-Q and its recent filing on Form S-3. These factors include, among others, our ability to open new stores and expand into existing or new markets; delay or failure of new stores to achieve profitability; increases in costs and seasonality; cost or availability of labor; possibility of inadequate systems to support our growth; geographic concentration of our stores; impact of price increases and changes in consumer preference.  All forward-looking statements in this presentation are expressly qualified by such cautionary statements and by reference to the underlying assumptions. These statements are not guarantees of future performance and therefore undue reliance should not be placed on them. We do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

HEADLINES
– Category defining retailer of premium healthy blended beverages
– Growing lifestyle brand
– Attractive growth vehicle
–
Positioned to become the leading global blended beverage
company
and one of the
strongest consumer brands

3 BRAND PROMISE FUN HEALTHY ON-THE-GO What we commit to deliver consistently!

WHY WE EXIST AS AN ORGANIZATION!
Mission Statement
Establish Jamba as the world’s leading source of healthy energy in the form of freshly blended beverages with an
uncompromising commitment to making a difference through
our values.

A CULTURE OF PASSION AND
COMMITMENT
–
Have Fun.  Enjoy what you do.
Live life with energy.
–
Act with Integrity.  Do what you
say.  Be accountable for both
results and behavior.  Do the
right thing.
–
Strive for Balance.  Consider the
needs of our customers, team
members and shareholders alike.
Live a healthy life.
–
Empower
yourself.  Achieve
excellence with a passion to
serve.  Take charge.
–
Be Respectful.  Treat others the
way you want to be treated.
Embrace diversity.  Give back to
the communities we serve.
F.I.B.E.R.

jamba juice

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STARS— THEY'RE JUST LIKE
Us
They Love Jamba Juice!

6 A PART OF POP CULTURE

SYSTEM-WIDE STORE GROWTH
Balanced combination of company and franchise growth
System-Wide Store Growth
213
274
321
372
182
198
207
223
-
100
200
300
400
500
600
FY03 FY04 FY05 Jan 7, 2007
Company Franchise
395
472
528
595
* Note: Calendar years: Jan – Dec
System CAGR: 15%; Company CAGR: 20%

AUV ($000s)
Store Count (Open & Coming Soon)
Jamba Juice
Freshens
Orange Julius
Smoothie King
Surf City Squeeze
Boost Juice
Planet Smoothie
Juice It Up!

CATEGORY LEADER
Source: Company web sites and UFOCs
Smoothie Direct Competitor Comparison
$699
$107
$167
$245
$450
$389
$275
$215
$0
$100
$200
$300
$400
$500
$600
$700
$800
0
100
200
300
400
500
600
700
800
AUV ($000) Store Count

$400
$450
$500
$550
$600
$650
$700
$750
$800
Company Franchise System
                        FY02                                FY03                                FY04                              FY05                              FY06
AVERAGE UNIT VOLUMES
Average Unit Volume Over Time
$774
$699
$599
Note: AUV reflect established stores (open at least 2 years); Fiscal Years: Jan-Dec
Average unit volumes continue to grow

UNIT LEVEL ECONOMICS
Blended Store Unit Level Economics
Note: Trailing 13 period through 10/17/06 for all stores open two years or more; assumes build-out costs of $385k
Average % of
Unit Net Sales
Net Sales ($000s) $774.0 100.0%
Cost of Goods Sold 25.4%
Labor Costs 32.8%
Occupancy Costs 10.1%
Other Operating Costs 11.7%
Store Level Operating Margin 20.0%
Cash-on-Cash Returns 40.0%
Average Square Feet 1,420
Sales per Square Foot $545

3.5%
3.0%
0.9%
1.3%
3.3%
6.0%
0.9%
4.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
1999 2000 2001 2002 2003 2004 2005 2006
8 CONSECUTIVE YEARS OF
COMPARABLE SALES GROWTH
Annual Comparable Store Sales
Note: Fiscal Years: July-June

SEASONALITY / VOLATILITY
Revenue is seasonal and is
affected by weather
Seasonality - % of Sales
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Jan Apr Jul Oct Dec
Seasonality/Volatility*
System Comparable Sales % - 3 Year Range
4 week
Period Quarter Annual
16.4%
10.8%
6.0%
0.9%
-3.5%
-9.7%

24%
30%
27%
19%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Breakfast (Open - 11am)
Lunch (11am - 2pm)
Afternoon (2pm - 5pm)
Dinner (5pm - Close)
DAY-PART MIX
- Relevant throughout the day!
- Core competency in blended beverages.

Light Users,
79%
Heavy
Users, 3%
Medium
Users, 18%
CUSTOMER OPPORTUNITY
Conversion of light users to heavy users is a significant opportunity as more stores are developed and relevant product innovation is implemented.
User Definition
Light Users 2.0 or less times per month
Medium Users 2.1 - 7.9 times per month
Heavy Users 8.0 or more times per month
The Jamba Customer Breakdown
Source: 2005 ATU Study

WELL POSITIONED TO LEVERAGE
CONSUMER TRENDS
- Growing interest - healthy and active lifestyle
- Lifestyle products - unwilling to sacrifice taste or quality
- Obesity – consumer awareness*
- 50% consumers changing eating habits*
- Natural, organic and energy products growing rapidly
- Natural food sales expected to grow 7 – 10%
- 39% consumers eating more fruits and vegetables
- FDA recommends 5 to 8 servings of fruits and vegetables a day
*
Technomic consumer study

HISTORY OF CONSISTENT GROWTH
Note: Fiscal Years: July-June all years
EBITDA ($ Mil)
$7.7
$12.9
$13.2
$19.6
FY 2003 FY 2004 FY 2005 FY 2006
Revenue ($ Mil)
$135.4
$172.8
$209.0
$253.0
FY 2003 FY 2004 FY 2005 FY 2006
Net Cash From Operations ($ Mil)
$14.4
$16.2
$21.3
$28.3
FY 2003 FY 2004 FY 2005 FY 2006
3 Year CAGR: 23%
3 Year CAGR: 25%
3 Year CAGR: 37%

EMERGING MARKET GROWTH
Emerging Market Example
* Note: Stores open > 2 years. Fiscal Years Jul-Jun FY04 & FY05;
Trailing 13 period through 10/17/06
Trailing
FY04* FY05* 13 Pd*
Sales - Average Unit Volume ($000s) $506.4 $573.8 $659.2
Cost of Goods Sold 26.7% 27.2% 26.7%
Labor Costs 43.0% 36.8% 32.4%
Occupancy Costs 10.6% 11.0% 11.2%
Other Operating Costs 14.6% 14.2% 12.1%
Store-level Operating Margin 5.1% 10.8% 17.6%
Number of Stores 5              7              14

GOALS AND OBJECTIVES
– Brand ubiquity – synonymous
with healthy energy
– 5,000 stores
– 21%+ store operating margin
– Next 3 to 4 years
• 25% to 35% revenue growth
• 20% to 30% sustainable new
company  store growth
• 3% to 7% comparable sales
growth
• Double digit consolidated
EBITDA margins

STRATEGIC GOALS
– Focus on visit frequency
• Relevant product innovation
• Customer experience
• Targeted marketing
– Build brand presence
• More stores
• Marketing beyond the 4 walls
• Brand and product extensions
– Improve profit and performance
• Attract and retain great team members
• Store productivity and P&L optimization
• Systems

FOCUS ON FREQUENCY
-
Relevant product innovation
• Expansion of lower calorie options
• Increased functionality of blended beverages
• Day part focus
• Improved non-beverage offering
- Customer experience
• Service
• Store environment
- Targeted marketing
• CRM
• Web experience

SIGNIFICANT OPPORTUNITY TO
BUILD BRAND PRESENCE
US Traditional Store Penetration by Market
Jamba Juice
1,179,000
542,000
496,000
412,000
164,000
115,000
59,000
New York City
Jamba National Average
Miami
Chicago
Los Angeles
San Diego
Sacramento

BUILDING BRAND PRESENCE
– More stores
• Company store focus
• Non-traditional development for
awareness and trial
• Test alternative formats
• International
– Generate trial and awareness
• New store marketing
• Segmented marketing approach
• Mobile Jamba
– Launch product extensions
• Ready-to-drink

23 IMPROVING PROFIT AND PERFORMANCE – People • Reduce turnover • Supply chain strategy – Store • Productivity • P&L optimization – Systems • Technology

24 STRONG BALANCE SHEET • $85 million Cash • No debt • $118 million proceeds potential from warrant exercise Equity Capitalization Primary shares 51.9 Fully diluted shares 76.0 jamba juice

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Est. 1985
Time For Something Good.

Viacom
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Limitedbrands
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EXPERIENCED MANAGEMENT TEAM
– Paul Clayton, CEO
– Don Breen, CFO
– Paul Coletta, SVP Marketing
– Karen Kelley, SVP Operations
– Trey Feiler, SVP Development
– Leadership Team:
Food Operations Customer Experience

2007 OUTLOOK
– Development
• 90 Company Stores
• 50 Franchise/Licensed Stores
– Store Operating Margins
• Commodity pressures and minimum wage
– Offset in near term by 2.8% price increase
• Accelerated development in emerging markets & increased marketing
– 0.5%-0.75% margin deterioration
– G&A
• Investments in 2007
– $3 million public company
– $3 million development, training, R&D,
• 15% run rate increase - $5 million

SUMMARY
– Strong Brand
– Excellent unit economics
– Category-defining leader
– Well positioned to leverage consumer trends
– Significant growth opportunities
– Strong balance sheet
– Experienced management team